Marketable Securities and Investments (FY)	12 Months Ended
Dec. 31, 2023
Investments, Debt and Equity Securities [Abstract]
Marketable Securities and Investments	Marketable Securities and Investments
No marketable securities were held as of December 31, 2023. The following table summarizes the marketable securities held as of December 31, 2022 (in thousands):

	Amortized cost	Unrealized gains	Unrealized losses	Fair value
December 31, 2022
U.S. government agency securities and treasuries	$13,566	$—	$(9)	$13,557
Corporate bonds	$1,953	$—	$(2)	$1,951
Commercial paper	12,656	—	—	12,656
Total	$28,175	$—	$(11)	$28,164
Investments
As of December 31, 2023 and 2022, the Company has a $2.0 million investment in Cyrus Biotechnology, Inc., or Cyrus, pursuant to the Company's Collaboration and License Agreement with Cyrus, or the Cyrus Agreement. The Company’s maximum exposure to loss related to this VIE is limited to the carrying value of the investment. See Note 16 for details.